SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of earliest event reported:       June 3, 1996


                    PARKER-HANNIFIN CORPORATION
          (Exact name of registrant as specified in its charter)


           OHIO                 1-4982                  34-0451060
    (State or other     (Commission File Number)     (IRS Employer
     jurisdiction of                                  Identification No.)
     incorporation)


        17325 Euclid Avenue, Cleveland, Ohio                  44112
    (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:        (216) 531-3000



The Exhibit Index appears on sequential page__3__.
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                        PARKER-HANNIFIN CORPORATION

                                 FORM 8-K


    Item 5.   Other Events.
              The Company is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-02761), which was declared effective on May 2, 1996.

         1.   Form of Distribution Agreement

         2.   Opinion of Jones, Day, Reavis
              & Pogue relating to certain tax matters

         3.   Computation of Ratio of Earnings to Fixed
              Charges (revised to reflect the Company's financial results as of March 31, 1996)

         4.   Consent of Jones, Day, Reavis & Pogue



                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PARKER-HANNIFIN CORPORATION
                                          (Registrant)


                                   By:  Michael J. Hiemstra
                                        Michael J. Hiemstra
                             Vice President - Finance and Administration
                                      and Chief Financial Officer


Date:  June 19, 1996
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                               EXHIBIT INDEX

                                                               Sequential
Exhibit No.          Description of Exhibit                       Page

    4.2              Form of Distribution Agreement                 4

    8.1              Opinion of Jones, Day, Reavis                 54
                     & Pogue relating to tax matters

   12.2              Computation of Ratio of Earnings              61
                     to Fixed Charges (revised to
                     reflect the Company's financial
                     results as of March 31, 1996)

   23.3              Consent of Jones, Day, Reavis & Pogue
                     (included in Exhibit 8.1)
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